UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2011

DIVERSIFIED OPPORTUNITIES, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23446	94-300888
(Commission File Number)	(IRS Employer Identification No.)

2280 Lincoln Avenue, Suite 200, San Jose CA 95125
(Address of Principal Executive Offices)

408-265-6233
(Registrant's Telephone Number, Including Area Code)

1042 N. El Camino Real, B-261, Encinitas, CA 92024-1322
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders

Effective May 20, 2011, the following actions were authorized by the written consent of the holders of a majority of outstanding voting capital stock, in lieu of a special meeting:

1.	An amendment to our certificate of incorporation to change the name of the Company to “Sugarmade, Inc.” (the “Name Change").
2.	The approval of our 2011 Stock Option/Stock Issuance Plan (the “Stock Incentive Plan”)

As of May 20, 2011, the Company received the written consent of its shareholders representing more than a majority of the voting power of its outstanding common stock as was required to approve the Name Change and Stock Incentive Plan.

The Name Change amendment is attached as Exhibit A to the Schedule PRE14C filed with the SEC on May 20, 2011 and is incorporated herein by reference.  The Stock Incentive Plan is attached as an exhibit to the Company’s Form 8-K filed with the SEC on May 13, 2011 and which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED OPPORTUNITIES, INC.

Dated: May 20, 2011	By:	/s/ Scott Lantz
Scott Lantz Chief Executive Officer